Supplement to the
Fidelity® Government Money Market Fund, Fidelity® Money Market Fund and Fidelity® Treasury Only Money Market Fund
June 29, 2019
Prospectus

The following information replaces similar information for Fidelity® Government Money Market Fund found in the “Fund Summary” section under the “Fee Table” heading.

Annual Operating Expenses

(expenses that you pay each year as a % of the value of your investment)

Management fee	0.25%
Distribution and/or Service (12b-1) fees	None
Other expenses	0.17%
Total annual operating expenses(a)	0.42%

(a)  In order to avoid a negative yield, FMR may reimburse expenses or waive fees of Fidelity® Government Money Market Fund. Any such waivers or expense reimbursement would be voluntary and could be discontinued at any time. There is no guarantee that Fidelity® Government Money Market Fund will be able to avoid a negative yield.

The following information replaces similar information for Fidelity® Money Market Fund found in the “Fund Summary” section under the “Fee Table” heading.

Annual Operating Expenses

(expenses that you pay each year as a % of the value of your investment)

Management fee	0.25%
Distribution and/or Service (12b-1) fees	None
Other expenses	0.17%
Total annual operating expenses(a)	0.42%

(a)  In order to avoid a negative yield, FMR may reimburse expenses or waive fees of Fidelity® Money Market Fund. Any such waivers or expense reimbursement would be voluntary and could be discontinued at any time. There is no guarantee that Fidelity® Money Market Fund will be able to avoid a negative yield.

The following information replaces similar information for Fidelity® Treasury Only Money Market Fund found in the “Fund Summary” section under the “Fee Table” heading.

Annual Operating Expenses

(expenses that you pay each year as a % of the value of your investment)

Management fee	0.42%
Distribution and/or Service (12b-1) fees	None
Other expenses	0.00%
Total annual operating expenses(a)	0.42%

(a)  In order to avoid a negative yield, FMR may reimburse expenses or waive fees of Fidelity® Treasury Only Money Market Fund. Any such waivers or expense reimbursement would be voluntary and could be discontinued at any time. There is no guarantee that Fidelity® Treasury Only Money Market Fund will be able to avoid a negative yield.

The following information replaces similar information found in the “Investment Details” section under the “Principal Investment Risks" heading.

Many factors affect each fund's performance. Developments that disrupt global economies and financial markets, such as pandemics and epidemics, may magnify factors that affect a fund’s performance. A fund's yield will change daily based on changes in interest rates and other market conditions. Although each fund is managed to maintain a stable $1.00 share price, there is no guarantee that the fund will be able to do so. For example, a major increase in interest rates or a decrease in the credit quality of the issuer of one of a fund's investments could cause the fund's share price to decrease. It is important to note that neither share price nor yield is guaranteed by the U.S. Government.

SMF-20-01 1.713587.133	April 22, 2020